SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 7, 2004

ENVIRONMENTAL ELEMENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10955	52-1303748
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3700 Koppers Street, Baltimore, Maryland 21227

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (410) 368-7000

Item 12. Results of Operations and Financial Condition

On July 2, 2004, Environmental Elements Corporation issued a press release setting forth its results for its fiscal quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this report:

Exhibit 99 — Press release dated July 2, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 7, 2004.

ENVIRONMENTAL ELEMENTS CORPORATION

By:	/s/ Lawrence Rychlak
Lawrence Rychlak President & Chief Financial Officer